Amendment No. 8 to
Credit and Security Agreement
This Amendment No. 8 to Credit and Security Agreement (this “Amendment”), dated as of May 4, 2017, is made by and among Mohawk Factoring, LLC, a Delaware limited liability company (the “Borrower”), Mohawk Servicing, LLC, a Delaware limited liability company (the “Servicer”) the Lenders party hereto, the Liquidity Banks party hereto, the Co-Agents party hereto and SunTrust Bank, a Georgia banking corporation, as administrative agent (in such capacity, the “Administrative Agent”).
WITNESSETH:
Whereas, the Borrower, the Servicer, the Lenders, the Liquidity Banks, the Co-Agents and the Administrative Agent previously entered into that certain Credit and Security Agreement (as amended, restated, supplemented or otherwise modified from time to time, the “Credit and Security Agreement”), dated as of December 19, 2012; and
Whereas, the Borrower and the Servicer have requested that the Administrative Agent, the Lenders, the Liquidity Banks and the Co-Agents agree to amend the Credit and Security Agreement to add a New Originator and the Administrative Agent, the Lenders, the Liquidity Banks and the Co-Agents are willing to do so under the terms and conditions set forth in this Amendment;
Now, Therefore, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt and sufficiency of which are hereby acknowledged by the parties hereto, the parties hereto agree as follows:
Section 1.    Definitions. Capitalized terms not otherwise defined herein shall have the meanings given to them in the Credit and Security Agreement.
Section 2.    Amendments to the Credit and Security Agreement.
The defined term “Originator” appearing in Exhibit I to the Credit and Security Agreement is hereby amended and restated in its entirety and as so amended and restated shall read as follows:
“Originator” means each of Mohawk Carpet Distribution, Inc., a Delaware corporation, Dal‑Tile Distribution, Inc., a Delaware corporation, Unilin North America, LLC, a Delaware limited liability company, Aladdin Manufacturing of Alabama, LLC, an Alabama limited liability company, and each other Originator that becomes a party to the Receivables Sale Agreement pursuant to the terms thereof, in each case, in its capacity as a seller under the Receivables Sale Agreement.
Section 3.    Representations of the Borrower. The Borrower hereby represents and warrants to the parties hereto that as of the date hereof each of the representations and warranties contained in the Credit and Security Agreement is true and correct as of the date hereof and after giving effect to this Amendment (except to the extent that such representations and warranties expressly refer to an earlier date, in which case they are true and correct as of such earlier date); provided, that with respect to those contained in Section 5.1(a), (e), (f), (l), (u) and (w) of the Credit and Security Agreement, the determination of whether any

Material Adverse Effect has occurred as set forth therein shall be made solely by the Borrower, in its reasonable, good faith judgment.
Section 4.    Conditions Precedent. The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:
(a)    Administrative Agent shall have received a fully executed counterpart of this Amendment;
(b)    Administrative Agent shall have received a duly executed Performance Guarantor’s Acknowledgment and Consent;
(c)    Administrative Agent shall have received a fully executed counterpart of that certain Second Joinder Agreement to Receivables Sale Agreement with respect to Aladdin Manufacturing of Alabama, LLC (the “New Originator”) dated as of the date hereof;
(d)    Administrative Agent shall have received with respect to the New Originator items numbered 2 through 5 of Schedule A to the Receivables Sale Agreement including resolutions, certificate of formation, limited liability company agreement, an incumbency certificate and a good standing;
(e)    Administrative Agent shall have received opinions of Alston & Bird LLP as to enforceability, UCC and general corporate matters;
(f)    each representation and warranty of the Borrower contained herein shall be true and correct; and
(g)    no Amortization Event shall have occurred and be continuing.
Section 5.    Amendment. The parties hereto hereby agree that the provisions and effectiveness of this Amendment shall apply to the Credit and Security Agreement as of the date hereof. Except as amended by this Amendment, the Credit and Security Agreement remains unchanged and in full force and effect. This Amendment is a Transaction Document.
Section 6.    Counterparts. This Amendment may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.
Section 7.    Captions. The headings of the Sections of this Amendment are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions of this Amendment.
Section 8.    Successors and Assigns. The terms of this Amendment shall be binding upon, and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.
Section 9.    Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 10.    Governing Law and Jurisdiction. The provisions of the Credit and Security Agreement with respect to governing law and consent to jurisdiction are incorporated in this Amendment by reference as if such provisions were set forth herein.
[Signatures appear on following page.]

IN WITNESS WHEREOF, the parties hereto have each caused this Amendment to be duly executed by their respective duly authorized officers as of the day and year first above written.
Mohawk Factoring, LLC, as Borrower

By:	/s/ John J Koach
Name:    John J Koach
Title:    Secretary
Mohawk Servicing, LLC, as Servicer

By:	/s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President and Treasurer
SunTrust Bank, as a Non-Conduit Lender

By:	/s/ David Hufnagel
Name:    David Hufnagel
Title:    Vice President
SunTrust Bank, as Co-Agent and Administrative Agent

By:	/s/ David Hufnagel
Name:    David Hufnagel
Title:    Vice President

The Bank of Tokyo‑Mitsubishi UFJ, Ltd., New York Branch, as a Non-Conduit Lender and as Co‑Agent

By:	/s/ Richard Gregory Hurst
Name:    Richard Gregory Hurst
Title:    Managing Director

Mizuho Bank, Ltd., as a Non-Conduit Lender and as Co‑Agent

By:	/s/ Donna DeMagistris
Name:    Donna DeMagistris
Title:    Authorized Signatory

PNC Bank, National Association, as a Non-Conduit Lender and as Co‑Agent

By:	/s/ Eric Bruno
Name:    Eric Bruno
Title:    Senior Vice President

Wells Fargo Bank, National Association, as a Non-Conduit Lender and as Co‑Agent

By:	/s/ Isaac Washington
Name:    Isaac Washington
Title:    Vice President

Performance Guarantor’s Acknowledgment and Consent
The undersigned, Mohawk Industries, Inc., has heretofore executed and delivered the Performance Undertaking dated as of December 19, 2012 (the “Performance Undertaking”) and hereby consents to the Amendment No. 8 to the Credit and Security Agreement as set forth above and confirms that the Performance Undertaking and all of the undersigned’s obligations thereunder remain in full force and effect. The undersigned further agrees that the consent of the undersigned to any further amendments to the Credit and Security Agreement shall not be required as a result of this consent having been obtained, except to the extent, if any, required by the Performance Undertaking referred to above.
Mohawk Industries, Inc.

By:	/s/ Shailesh Bettadapur
Name:    Shailesh Bettadapur
Title:    Vice President and Treasurer